EXHIBIT 32.2: CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

            In connection with the accompanying Annual Report on Form 10-KSB of Magna-Lab, Inc. for the year ended February 29, 2008, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (3) such Annual Report on Form 10-KSB for the year ended February 29, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (4) the information contained in such Annual Report on Form 10-KSB for the year ended February 29, 2008 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.


June 11, 2008                               /s/ Kenneth C. Riscica
                                            -----------------------------
                                            Name: Kenneth C. Riscica
                                            Title: Treasurer, Secretary,
                                            Chief Financial Officer


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